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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2001


                          Discover Card Master Trust I
                          ----------------------------
               (Exact name of registrant as specified in charter)



   Delaware                        0-23108                        51-0020270
   --------                        -------                        ----------
  (State of                      (Commission                    (IRS Employer
Organization)                   File Number)                 Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                    19720
-----------------------------------------------------                   -----
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

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Item 5.  Other Events

                  Series 2001-5. On May 16, 2001, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 2001-5 ___% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2001-5 ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7.  Exhibits

Exhibit No.       Description
----------        -----------

Exhibit 99 Series Term Sheet dated May 16, 2001, with respect to the proposed issuance of the ___% Class A Credit Card Pass-Through Certificates and the ___% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2001-5.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Discover Card Master Trust I
                                 (Registrant)


                              By:      Discover Bank
                                       (Originator of the Trust)



Date:  May 16, 2001                    By:     /s/ Michael F. Rickert
                                               ---------------------------------
                                                  Michael F. Rickert
                                                Vice President, Chief Accounting
                                                  Officer and Treasurer


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                                INDEX TO EXHIBITS

Exhibit             Description                                                                            Page
-------             -----------                                                                            ----

Exhibit 99          Series Term Sheet dated May 16, 2001, with respect to the proposed issuance of the        5
                    ___% Class A Credit Card Pass-Through Certificates and the ___% Class B Credit Card
                    Pass-Through Certificates of Discover Card Master Trust I, Series 2001-5.











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